SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    August 22, 1997
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                             Phar-Mor, Inc.
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             (Exact name of registrant as specified in its charter)



     Pennsylvania                0-27050                   25-1466309
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(State or other jurisdiction   (Commission                (I.R.S Employer
   of incorporation)            File Number)              Identification No.)



20 Federal Plaza West, Youngstown, Ohio                     44501-0400
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number including area code (330) 746-6641
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         (Former name or former address, if changed since last report)

                 Exhibit Index appears on Page 4

Item 5. Other Events.
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     On August 22, 1997 Phar-Mor, Inc. (the "Company") announced that Robert
M. Haft ("Haft"), Chairman and Chief Executive Officer of the Company and Avatex Corporation ("Avatex") (formerly FoxMeyer Health Corporation) have entered into an agreement regarding Hamilton Morgan LLC ("Hamilton Morgan"), an entity jointly owned by Haft and Avatex and which beneficially owns 39.7% of the Company's common stock, which agreement resolves issues stemming from Avatex triggering a buy/sell mechanism in December 1996.

     The press release issued by the Company with respect to the agreement, annexed hereto as Exhibit 99.1, is incorporated in its entirety by reference in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits
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     99.1     -    Press Release


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                                SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Phar-Mor, Inc.



Date: August 27, 1997                   By:/s/ M. David Schwartz
                                         -----------------------------
                                               M. David Schwartz
                                               President and Chief Operating
                                               Officer



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                              INDEX TO EXHIBITS

                                  FORM 8-K

Exhibit

99.1  -   Press Release